UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

VIPER POWERSPORTS INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51632	41-1200215
(State or other jurisdiction of incorporation or organization)	(Commission File No)	(IRS Employer Identification No.)

2458 West Tech Lane, Auburn, AL	36832
(Address of principal executive offices)	(Zip Code)

(334) 887-4445

(Registrant’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CER 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)
☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a),(b) The Board of Directors (the “Directors”) of Viper Powersports Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2012.

As a result of this process on June 12, 2012, the Directors engaged Hein & Associates LLP (“Hein”) as the Company’s independent registered public accounting firm and dismissed Child, Van Wagoner & Bradshaw, PLLC (“Child”) from that role.

Childs’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports did contain a going concern paragraph.

During the fiscal years ended December 31, 2011 and December 31, 2010, and the subsequent interim period through June 12, 2012, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Child on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Child, would have caused Child to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Child with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”). The Company requested that Child furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Child’s letter dated June 2, 2012 is attached as Exhibit 16.1 hereto. During the fiscal years ended December 31, 2011 and December 31, 2010, and the subsequent interim period through June 12, 2012, neither the Company nor anyone acting on its behalf has consulted with Hein with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Hein concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

16.1	Letter of Child

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2012	Viper Powersports Inc.

	By:	/s/ Timothy Kling
Timothy Kling Chief Financial Officer